Exhibit 99.1

[NHP Letterhead]

Contact for NHP:
Abdo H. Khoury
(949) 718-4400

NHP AUTHORIZES PRORATED DIVIDEND IN CONNECTION WITH THE MERGER WITH VENTAS

NEWPORT BEACH, CA (June 20, 2011) –Nationwide Health Properties, Inc. (NYSE: NHP) announced today that its Board of Directors has authorized a prorated dividend on NHP’s common stock in connection with the completion of its pending merger with Ventas, Inc.

The dividend will be payable in cash to stockholders of record at the close of business on the last business day prior to the anticipated effective date of the merger. The per share dividend amount payable by NHP will be equal to the company’s most recent quarterly dividend rate ($0.48), multiplied by the number of days elapsed since NHP’s last dividend record date (May 20, 2011) through and including the day immediately prior to the anticipated effective date of the merger, divided by the actual number of days in the calendar quarter in which such dividend is authorized (91).

The closing of the merger is expected to occur on or after July 1, 2011, subject to the approval of the stockholders of Ventas and NHP and the satisfaction of other customary closing conditions. Ventas and NHP have each scheduled a special meeting of their stockholders for July 1, 2011. There can be no assurance that all closing conditions will be satisfied by July 1, that the merger will close on July 1, or that the merger will occur.

About NHP

Nationwide Health Properties, Inc. is a real estate investment trust (REIT) that invests primarily in healthcare real estate in the United States.  As of March 31, 2011, NHP’s portfolio of properties, including mortgage loans and properties owned by unconsolidated joint ventures, totaled 669 properties among the following segments: 294 senior housing facilities, 217 skilled nursing facilities, 135 medical office buildings, 12 continuing care retirement communities, 7 specialty hospitals, 3 assets in development and 1 asset held for sale. More information is available at http://www.nhp-reit.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this press release includes statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this report are based on information available to us on the date hereof. These statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements.

Risks and uncertainties associated with our business include (without limitation) the following:

•	risks related to the proposed merger with Ventas, Inc.;

•	deterioration in the operating results or financial condition, including bankruptcies, of our tenants or other significant operators in the healthcare industry;

•	non-payment or late payment of rent, interest or loan principal amounts by our tenants;

•	the ability of our tenants to pay contractual rent and/or interest escalations in future periods;

•	the ability of our tenants to obtain and maintain adequate liability and other insurance and potential underinsured or uninsured losses;

•	occupancy levels at certain facilities;

•	our reliance on one tenant for a significant percentage of our revenues;

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risks associated with real estate ownership, including the illiquid nature of real estate and the real estate market, maintenance and repair costs, potential liability under environmental laws, leases that are not renewed or are renewed at lower rates, our ability to attract new tenants for certain facilities, purchase option exercises that reduce revenue and our ability to sell certain facilities for their book value;

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the amount and yield of any additional investments and risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation;

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risks associated with development, including our ability to obtain financing, delays or failures in obtaining necessary permits and authorizations, the failure to achieve original project estimates and our limited history in conducting ground-up development projects;

•	access to the capital markets and the cost and availability of capital;

•	changes in the ratings of our debt securities;

•	our level of indebtedness;

•	the effect of economic and market conditions and changes in interest rates;

•	maintaining compliance with our debt covenants and restrictions imposed by such covenants;

•	the possibility that we could be required to repurchase some of our senior notes;

•	increased competition in our business sector;

•	adverse trends in the healthcare industry;

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tenant regulatory and licensing requirements and the effect of healthcare reform legislation or government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;

•	our ability to retain key personnel;

•	changes in or inadvertent violations of tax laws and regulations and other factors that can affect our status as a real estate investment trust; and

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other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (“SEC”), especially the risk factors set forth in our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.

Additional Information About the Proposed Transaction and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Ventas filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NHP and Ventas, and that also constitutes a prospectus of Ventas. NHP and Ventas also plan to file other documents with the SEC with respect to the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by NHP and Ventas with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by NHP with the SEC are available free of charge on NHP’s website at www.nhp-reit.com, and copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com.

NHP, Ventas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NHP’s and Ventas’s stockholders in respect of the proposed transaction. Information regarding NHP’s directors and executive officers can be found in NHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 26, 2011. Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement filed with the SEC on March 28, 2011. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from NHP or Ventas, as applicable, using the sources indicated above.

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